UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2018

Riot Blockchain, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

202 6th Street, Suite 401
Castle Rock, CO 80104
 (Address of principal executive offices) (zip code)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2018, John O’Rourke resigned as chief executive officer and chairman of the board of directors of Riot Blockchain, Inc. (the “Company”), and Christopher Ensey was appointed as the Company’s interim chief executive officer. Also on September 8, 2018, Remo Mancini, who has served as a director of the Company since February 2018, was appointed chairman of the board of directors, and the Company’s board of directors created a new Investment and Strategy Committee which will be led by Andrew Kaplan as Chairperson. Mr. Kaplan has served as a director of the Company since May 2017. In addition, on September 8, 2018, Jason Les was appointed interim chairperson of the Company’s Audit Committee. Mr. Les has served as a director of the Company since November 2017.

Mr. Ensey, 37, has served as the Company’s chief operating officer since January 2018. Mr. Ensey is a cybersecurity specialist with a broad technical background spanning security operations, product development and cloud computing. In 2012, Mr. Ensey founded Dunbar Armored's cybersecurity practice and managed security services division where Mr. Ensey served as Chief Operating Officer from 2012 to January 2018. In such role, Mr. Ensey led product development, operations and sales globally. Previous roles include Director of Government Security Solutions at SafeNet and Principal Security Strategist & Associate Director at IBM. Mr. Ensey also serves as an advisor and investor to numerous cybersecurity and blockchain startups and has a BS in Computer Engineering from Virginia Tech University.

Item 8.01.  Other Events.

On September 8, 2018, the Company issued a press release. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

Dated: September 10, 2018	By:	/s/ Rob Chang
Name: Rob Chang
Title: Chief Financial Officer